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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                (Rule 12g-3(a))

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 2002

                               NORTH STATE BANCORP
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             (Exact name of registrant as specified in its charter)

                                 North Carolina
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                 (State or other jurisdiction of incorporation)

         To Be Assigned                                    Applied For
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     (Commission file Number)                        (IRS Employer ID Number)

           6200 Falls of the Neuse Road, Raleigh, North Carolina 27609
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (919) 855-9925
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Item 5.  Other Events.

       North State Bancorp (the "Registrant") was incorporated on June 5, 2002, by and at the direction of the Board of Directors of North State Bank (the "Bank") for the sole purpose of acquiring the Bank and serving as the Bank's parent bank holding company. Prior to its acquisition of the Bank, the Registrant conducted no business or operations other than those activities related to the acquisition.

       At 6:01 p.m. on June 28, 2001, pursuant to an Agreement and Plan of Holding Company Reorganization and Share Exchange dated June 10, 2002 (the "Agreement") that was approved by the Bank's shareholders at the Bank's annual meeting on May 9, 2002, the Registrant acquired all of the outstanding stock of the Bank. Under the terms of the Agreement, the shares of the Bank's common stock were exchanged for shares of the Registrant's common stock on a one-for-one basis. The Registrant's directors are the same as those of the Bank, and the Registrant's current shareholders consist of the former shareholders of the Bank. The officers of the Registrant also are officers of the Bank. Shareholders will receive certificates evidencing their shares of the Registrant's common stock in exchange for and upon the proper surrender of their Bank stock certificates.

       As a result of the transaction described above, the Registrant is the successor issuer to the Bank, pursuant to Rule 12g-3 promulgated under the Securities Exchange Act of 1934. The Bank has been subject to the information requirements of the Exchange Act and in accordance with Section 12(i) thereof has timely filed reports and other financial information with the Federal Deposit Insurance Corporation, or FDIC. Such reports and other information filed by the Bank with the FDIC may be inspected and copied at the public reference facilities maintained by the FDIC at 550 17th Street, N.W., Washington, DC 20429. The Bank filed under FDIC Certificate No. 35519.

       This Form 8-K is being filed by the Registrant as the initial report of the Registrant to the SEC and as notice that it is the successor issuer to the Bank and thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder and in accordance therewith files reports and other information with the SEC. The first regular report to be filed by the Registrant with the SEC will be the Form 10-QSB for the quarter ended June 30, 2002.

       The Bank is a North Carolina state-chartered commercial bank which was incorporated and commenced banking operations during 2000 and which engages in a general commercial and consumer banking business. The Bank's main banking office is located at 6200 Falls of Neuse Road, Raleigh, North Carolina. The Bank offers a wide range of banking services to individuals, professional firms and businesses located in its market, including checking, savings and investment accounts; commercial, installment, mortgage, and personal loans; safe deposit boxes; savings bonds; wire transfer; and other associated services. The Bank's deposits are insured by the FDIC and are derived primarily from customers located within its market area.

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Item 7.  Financial Statements and Exhibits

(a)    Financial statements of businesses acquired.  Not Applicable

(b)    Pro forma financial information.  Not Applicable

(c)    Exhibits.  The following exhibits are filed as a part of this Report

         2 Agreement and Plan of Holding Company Reorganization and Share
           Exchange dated June 10, 2002
       3.1 Registrant's Articles of Incorporation
       3.2 Registrant's Bylaws
        21 Subsidiaries

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORTH STATE BANCORP


Date: July 1, 2002                     By: /s/ Larry D. Barbour
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                                           Larry D. Barbour
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.     Exhibit Description
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  2             Agreement and Plan of Holding Company Reorganization and Share
                Exchange dated June 10, 2002
3.1             Registrant's Articles of Incorporation
3.2             Registrant's Bylaws
 21             Subsidiaries